Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO TERM LOAN AGREEMENT

THIS THIRD AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) dated as of January 17, 2008, is entered into between CONTANGO OIL & GAS COMPANY, a Delaware corporation (“Borrower”), and CENTAURUS CAPITAL LLC, a Delaware limited liability company (“Lender”).

WITNESSETH:

WHEREAS, Borrower and the Lender entered into that certain Term Loan Agreement dated as of January 30, 2007 (as amended, modified or restated from time to time, the “Loan Agreement”), whereby Lender agreed to make available to Borrower a credit facility upon the terms and conditions set forth therein; and

WHEREAS, Borrower has requested that the Loan Agreement be amended as set forth herein; and

WHEREAS, subject to the conditions precedent set forth herein, the parties hereto have agreed to so amend the Loan Agreement;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Borrower, the Guarantors (by execution of the attached Guarantors’ Consent and Agreement), and the Lender hereby agree as follows:

SECTION 1. Terms Defined in Loan Agreement. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms defined in the Loan Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference. The Loan Agreement, as amended by this Amendment, is hereinafter called the “Agreement.”

SECTION 2. Amendments to Loan Agreement. Subject to the conditions precedent set forth in Section 4 hereof, the Loan Agreement is hereby amended as follows:

(a)	Section 1.1 of the Loan Agreement is hereby amended by adding the following definition of “Third Amendment Date” in proper alphabetical order:

““Third Amendment Date” means January 17, 2008.”

(b)	Section 1.1 of the Loan Agreement is hereby further amended by deleting the definition of the term “Second Amendment Date”.

(c)	Section 2.1(a) of the Loan Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

“(a) Subject to the terms and conditions set forth herein, on the Third Amendment Date the Lender shall make an additional loan to the Borrower in the principal amount requested by Borrower up to a maximum of $45,000,000. If less than $45,000,000 is borrowed on such Third Amendment Date, and subject to the terms and conditions set forth herein, Borrower shall be entitled to request that additional amounts be advanced to it from time to time in increments of not less than $1,000,000 provided that the total Loan outstanding shall not exceed a maximum of $60,000,000, inclusive of the loan in the principal amount of $15,000,000 that is outstanding as of the Third

Amendment Date (the “Current Outstanding Amount”). All advances (other than the initial advance to be made pursuant to the first sentence of this Section 2.1(a)) shall require (i) five (5) Business Days prior written notice thereof (for any advance of $15,000,000 or less), or (ii) ten (10) Business Days prior written notice thereof (for any advance in excess of $15,000,000), and shall be made pursuant to a Request for Advance in the form of Exhibit 2.1 hereto. If less than $60,000,000 is advanced by Lender hereunder by the date which is ten (10) Business Days prior to the Maturity Date (the “Drawdown Termination Date”), the Loan shall be in the maximum amount outstanding on such date and there shall be no further advances hereunder. Amounts prepaid or repaid with respect to the Loan may not be reborrowed. The Lender shall make any advances under the Loan by wire transfer of immediately available funds to the account of the Borrower set forth in Exhibit 2.1.”

(d)	Section 2.3(b) of the Loan Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

“(b) Subject to Section 8.12, if the Loan is not funded in the full amount at any time during the period from the Third Amendment Date to the Drawdown Termination Date, the Borrower shall pay to the Lender a non-use fee in the amount of 1.50% per annum multiplied by such non-funded amount, such fee to be paid on the last day of each calendar quarter, commencing March 31, 2008 through and including March 31, 2009, and on the Drawdown Termination Date. For the avoidance of doubt, the amount of any advance under the Loan that has been prepaid or repaid shall not be subject to such non-use fee. If the Loan is not fully funded in the amount of $60,000,000 (inclusive of the Current Outstanding Amount) by the Drawdown Termination Date, the Loan shall be deemed to be fully funded and no further non-use fee shall be payable.”

SECTION 3. Consents. Notwithstanding anything to the contrary set forth in the Loan Agreement or any other Loan Document, Lender hereby consents to the disposition of assets by Contango Operators, Inc. pursuant to that certain Asset Purchase Agreement, dated as of January 4, 2008, among XTO Energy Inc., as buyer, and Contango Operators, Inc., Alta Resources, L.L.C., GPM Energy, LLC, MND Partners, L.P. and Tepee Petroleum Company, Inc, as sellers.

SECTION 4. Conditions of Effectiveness. The obligations of Lender to amend the Loan Agreement as provided herein are subject to the fulfillment of the following conditions precedent:

(a) Borrower shall have delivered to Lender multiple duly executed counterparts of this Amendment;

(b) Borrower shall have delivered to Lender a replacement Note in the amount, maturity and as otherwise provided in the Agreement;

(c) no Material Adverse Effect shall have occurred;

(d) no Default or Event of Default shall have occurred; and

(e) the Lender shall have received such other documents and certificates as the Lender or its counsel may reasonably request.

SECTION 5. Representations and Warranties. Borrower represents and warrants to Lender, with full knowledge that Lender is relying on the following representations and warranties in executing this Amendment, as follows:

(a) It has the power and authority to execute, deliver and perform this Amendment, and all action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

(b) The Agreement, the Loan Documents and each and every other document executed and delivered in connection herewith constitute the legal, valid and binding obligation of it, to the extent it is a party thereto, enforceable against it in accordance with their respective terms.

(c) This Amendment does not and will not violate any provisions of any of the Organizational Documents of it or any contract, agreement, instrument or requirement of any Governmental Authority to which it is subject. Its execution of this Amendment will not result in the creation or imposition of any lien upon any of its properties other than those permitted by the Loan Agreement and this Amendment.

(d) Execution, delivery and performance of this Amendment does not require the consent or approval of any other Person, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof.

(e) After giving effect to this Amendment, no Default or Event of Default will exist, and all of the representations and warranties contained in the Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date other than those which have been disclosed to Lender in writing (except to the extent such representations and warranties expressly refer to an earlier or other date, in which case they shall be true and correct as of such earlier or other date).

(f) Except to the extent expressly set forth herein to the contrary, nothing in this Section 5 is intended to amend any of the representations or warranties contained in the Agreement or the Loan Documents to which Borrower is a party.

SECTION 6. Reference to and Effect on the Agreement.

(a) Upon the effectiveness hereof, on and after the date hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Loan Agreement as amended hereby.

(b) Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 7. Cost, Expenses and Taxes. Each of Borrower and Lender shall bear its own costs and expenses incurred in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection with the transactions associated herewith.

SECTION 8. Extent of Amendment. The terms “Term Loan Agreement” and “Loan Agreement” as used in each of the Loan Documents shall hereafter mean the Loan Agreement as amended by this Amendment. Except as otherwise expressly provided herein, neither the Agreement nor the other Loan Documents are amended, modified or affected by this Amendment. Borrower hereby ratifies and confirms that:

(a) except as expressly amended or waived hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement remain in full force and effect;

(b) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms; and

(c) the Collateral (as defined in the Loan Documents), if any, is unimpaired by this Amendment.

SECTION 9. Grant and Affirmation of Security Interest. Borrower hereby confirms and agrees that:

(a) any and all liens, security interests and other security or Collateral now or hereafter held by Lender as security for payment and performance of the obligations are hereby renewed and carried forth to secure payment and performance of all of the obligations; and

(b) the Loan Documents, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

SECTION 10. Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Lender to enter into this Amendment, Borrower represents and warrants that it does not know of any defenses, counterclaims or rights of setoff to the payment of any Obligations of Borrower to Lender.

SECTION 11. Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment and the other Loan Documents by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment and such other Loan Documents.

SECTION 12. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 13. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 14. NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AGREEMENT (AS AMENDED IN WRITING FROM TIME TO TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY BORROWER AND LENDER (TOGETHER WITH ALL FEE LETTERS AS THEY RELATE TO THE PAYMENT OF FEES AFTER THE CLOSING DATE) REPRESENT THE FINAL AGREEMENT BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

SECTION 15. No Waiver. Borrower agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Lender, and any such Default or Event or Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Nothing contained in this Amendment nor any past indulgence by Lender, nor any other action or inaction on behalf of Lender (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by Lender or a waiver of any of the rights or remedies of Lender provided in the Agreement or the other Loan Documents or otherwise afforded at law or in equity.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized.

BORROWER:

CONTANGO OIL & GAS COMPANY, a Delaware corporation

By:	/s/ Kenneth R. Peak
Kenneth R. Peak
Chairman of the Board, Chief Executive Officer,
President, Chief Financial Officer, and Secretary

Signature Page to Third Amendment to Loan Agreement – Contango Oil & Gas Company

LENDER:

CENTAURUS CAPITAL LLC

By:	/s/ John D. Arnold
Name:	John D. Arnold
Title:	President

Signature Page to Third Amendment to Loan Agreement – Contango Oil & Gas Company

GUARANTORS’ CONSENT AND AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of the foregoing Third Amendment to Term Loan Agreement, which, among other things, increases the maximum aggregate principal amount of indebtedness from $30,000,000 to $60,000,000, the undersigned hereby consent thereto and agree that the same shall in no way release, diminish, impair, reduce or otherwise adversely affect the respective obligations and liabilities of each of the undersigned under each Guaranty described in the Loan Agreement, or any agreements, documents or instruments executed by any of the undersigned to create liens, security interests or charges to secure any of the indebtedness under the Loan Documents, all of which obligations and liabilities are, and shall continue to be, in full force and effect. This consent and agreement shall be binding upon the undersigned, and the respective successors and assigns of each, and shall inure to the benefit of Lender, and the respective successors and assigns of each.

GUARANTORS:

COE OFFSHORE, LLC,
a Delaware limited liability company

By:		Contango Oil & Gas Company,
a Delaware corporation,
its manager

	By:	/s/ Kenneth R. Peak
Kenneth R. Peak
Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, and Secretary

CONTANGO OPERATORS, INC., a Delaware corporation

By:		/s/ Kenneth R. Peak
Kenneth R. Peak
Chairman and Secretary

CONTANGO STEP I, INC., a Delaware corporation

By:		/s/ Kenneth R. Peak
Kenneth R. Peak
Chairman, President and Secretary

Guarantors’ Consent and Agreement to Third Amendment to Loan Agreement – Contango Oil & Gas Company

CONTANGO STEP II, INC.,
a Delaware corporation

By:		/s/ Kenneth R. Peak
Kenneth R. Peak
Chairman, Chief Executive Officer and President

CONTANGO STEP, L.P., a Texas limited partnership

By:		Contango Step I, Inc.,
a Delaware corporation,
its general partner

	By:	/s/ Kenneth R. Peak
Kenneth R. Peak
Chairman, President and Secretary

REX OFFSHORE CORPORATION, a Delaware corporation

By:		/s/ Kenneth R. Peak
Kenneth R. Peak
Chairman, President and Secretary

Guarantors’ Consent and Agreement to Third Amendment to Loan Agreement – Contango Oil & Gas Company